NUMBER (certificate number)
SHARES (number of shares)
CUSIP (cusip number)
CLASS (class of shares)
THE NEW ECONOMY FUND
A MASSACHUSETTS BUSINESS TRUST
This Certifies that (shareholder name and address) is the owner of (number of shares) fully paid Shares of Beneficial Interest, of the Class and number indicated above, The New Economy Fund, without par value, transferable on the books of the Trust by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. (See reverse for certain abbreviations.)
Witness, the facsimile signatures of duly authorized officers of the Trust.
Dated: (date issued)
S/Chad L. Norton
Secretary
S/Timothy D. Armour
President
Countersigned
AMERICAN FUNDS SERVICE COMPANY
TRANSFER AGENT
BY ___________________
AUTHORIZED SIGNATURE

 THE ISSUER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS AND SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OR TRUSTEES TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES AND SERIES OF SHARES OF THE ISSUER. IF YOU WOULD LIKE A COPY OF THE FULL STATEMENT, PLEASE WRITE TO THE SECRETARY OF THE ISSUER OR ITS TRANSFER AGENT.

 CLASS B AND SERIES B SHARES REDEEMED WITHIN SIX YEARS OF THEIR PURCHASE ARE SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 5%. IN ADDITION, DURING THE MONTH FOLLOWING THE 96-MONTH PERIOD THAT BEGINS ON THE FIRST DAY OF THE MONTH IN WHICH SUCH SHARES ARE PURCHASED, CLASS B AND SERIES B SHARES (ALONG WITH SHARES OF THE SAME CLASS AND SERIES PURCHASED THROUGH REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS ON SUCH SHARES) WILL AUTOMATICALLY CONVERT TO CLASS A SHARES (OR COMMON SHARES) ON THE BASIS OF THEN CURRENT RELATIVE NET ASSET VALUES PER SHARE. THE ISSUER MAY SUSPEND SUCH CONVERSION IN CERTAIN LIMITED CIRCUMSTANCES, IN WHICH CASE AN EXCHANGE PRIVILEGE WILL APPLY. THE ISSUER MAY REQUIRE TENDER OF THIS CERTIFICATE PRIOR TO ANY CONVERSION OR EXCHANGE. IF SUCH TENDER IS NOT REQUIRED, THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE AFTER SUCH CONVERSION OR EXCHANGE WILL BE DIFFERENT THAN THE NUMBER INDICATED ON THE FACE OF THIS CERTIFICATE. SHAREHOLDERS MAY RETURN THIS CERTIFICATE AFTER ANY CONVERSION OR EXCHANGE AND OBTAIN A NEW CERTIFICATE (OR CERTIFICATES) REPRESENTING THE ACTUAL NUMBER AND TYPE OF SHARES OWNED.

 NOTE: SHARES REPRESENTED BY THIS CERTIFICATE MAY BE REDEEMED WITHOUT THE CONSENT OR APPROVAL OF THE SHAREHOLDER FOR THE THEN CURRENT NET ASSET VALUE PER SHARE IF AT SUCH TIME THE SHAREHOLDER OWNS OF RECORD SHARES HAVING AN AGGREGATE NET ASSET VALUE OF LESS THAN THE MINIMUM INITIAL INVESTMENT AMOUNT.

                          EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the registration on the face of this certificate, shall have the meanings assigned below:

ADM      -      Administratrix       FBO           -     For the      TTEE         -         Trustee
                                                         benefit
                                                         of

                Administrator        GDN           -     Guardian     U/A          -         Under
                                                                                             agreement

COM      -      Community            JT TEN        -     Joint        UGMA/        -         Uniform
PROP            property                                 tenants      (State)                Gift
                                                         with                                to Minors
                                                         right                               Act
                                                         of                                  in

CUST     -      Custodian                                survivorship                          effect in
                                                                                             the
                                                                                             state
                                                                                             indicated

DTD      -      Dated                LIFE TEN      -     Life         UTMA/        -         Uniform
                                                         tenant       (State)                Transfers
                                                                                             to
                                                                                             Minors Act

EST      -      Estate               (State)/TOD   -     Uniform                             in effect
                                                         Transfer                            in
                                                         on                                  the state
                                                         Death                               indicated

                Of the estate                            Act in       U/W          -         Last will
                of                                       effect                              and
                                                         in                                  testament
                                                         the
                                                         state

ET       -      And others                               indicated                           Under last
AL                                                                                           will and
                                                                                             testament
                                                                                             of

EXEC     -      Executor             TR            -     Trust                               Under the
                                                                                             will of

                Executrix            TEN COM       -     Tenants
                                                         in common

                                     TEN ENT       -     Tenants
                                                         by the
                                                         entireties

Note: Abbreviations refer where appropriate to the singular or plural, male or female. Other abbreviations may also be used, including U.S. Postal
Service two-letter state abbreviations.



REQUIREMENTS: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME(S) WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR," SUCH AS A BANK, SAVINGS ASSOCIATION OR CREDIT UNION THAT IS FEDERALLY INSURED OR A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

        FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELL, ASSIGN, AND TRANSFER
                                SHARES OF THE ISSUER REPRESENTED BY THIS
CERTIFICATE TO:
_______________________________________________________________________________
                       (PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE)
AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________________ ATTORNEY TO TRANSFER
THESE SHARES ON THE BOOKS OF THE ISSUER WITH FULL POWER OF SUBSTITUTION._________________________________________________________________
__________________________ _______________________________
                 Signature of owner                   Date
______________________________________________________________________________
_____________ _______________________________                      Signature of
co-owner, if any                   Date

IMPORTANT: BEFORE SIGNING, PLEASE READ AND COMPLY WITH THE REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY:
______________________________________________________________________